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                                                                    EXHIBIT 10h1

                              FORTUNE BRANDS, INC.
                                 TRUST AGREEMENT

     THIS AGREEMENT, made as of the      day of      ,      , among FORTUNE
BRANDS, INC., a Delaware corporation (the "Company"), THE NORTHERN TRUST COMPANY, an Illinois corporation (the "Trustee") and HEWITT ASSOCIATES LLC, a limited liability company formed under the laws of Illinois (the
"Recordkeeper").

                              W I T N E S S E T H :

     WHEREAS, the Company has incurred and expects to continue to incur certain unfunded retirement income liability to or with respect to a select group of management employees pursuant to the terms of the FORTUNE BRANDS, INC. Supplemental Plan, including the supplemental profit-sharing provision therein, and may incur liability under other agreements or arrangements for the payment of additional pension or other deferred compensation benefits (herein referred to as the "Plan");

     WHEREAS, the Company desires to provide additional assurance to some or all such management employees covered under the "Plan" and who may in the future be designated by written notice from the Company to the Trustee and the Recordkeeper (the "Participants") and their surviving spouses, if any, beneficiaries or estates under the Plan (collectively, the "Beneficiaries") that their unfunded benefits under the Plan will in the future be met or substantially met by application of the procedures set forth herein;


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     WHEREAS, the Company wishes to establish separate accounts (the "Accounts")
with respect to the Participants in the Plan in order to provide a source of payments as such payments are required under the terms of the Plan;

     WHEREAS, amounts transferred to each separate Account and the earnings thereon shall be used solely in satisfaction of the liabilities of the Company with respect to the Participant in the Plan for whom such separate Account has been established and expenses as provided herein and such utilization shall be in accordance with the procedures set forth herein;

     WHEREAS, upon satisfaction of all liabilities of the Company with respect to a Participant under the Plan in respect of whom a separate Account has been established, the balance, if any, remaining in such Account shall be allocated to the Accounts of other Participants in the Plan for whom such accounts have been established in accordance with the procedures set forth herein;

     WHEREAS, upon satisfaction of all liabilities of the Company with respect to all Participants under the Plan in respect of whom separate Accounts have been established, the balance, if any, remaining in such Accounts shall revert to the Company, except that all amounts in all such Accounts shall at all times be subject under this Agreement to the claims of the Company's creditors as hereinafter provided;

     NOW, THEREFORE, in consideration of the premises and mutual and independent promises herein, the parties hereto covenant and agree as follows:


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                                    ARTICLE I

     1.1 The Company hereby establishes with the Trustee a Trust consisting of such sums of money and such property acceptable to the Trustee as shall from time to time be paid or delivered to the Trustee and the earnings and profits thereon. All such money and property, all investments made therewith and proceeds thereof, less the payments or other distributions which, at the time of reference, shall have been made by the Trustee, as authorized herein, are referred to herein as the "Fund" and shall be held by the Trustee, IN TRUST, in accordance with the provisions of this Agreement.

     1.2 The Trustee shall hold, manage, invest and otherwise administer the Fund pursuant to the terms of this Agreement. The Trustee shall be responsible only for contributions actually received by it hereunder and shall have no responsibility for the correctness of the amount thereof. Upon a Change of Control of the Company (as defined below), and from time to time thereafter, the Company shall contribute to the Trust an amount in cash that is not less than the present value of the aggregate maximum benefits that would be due to the Participants and Beneficiaries as of such date under the Plan, excluding any Participant (i) with respect to whom the Company has established and maintains an individual employer grantor trust as a source for benefits under the Plan, or
(ii) who has established an employee grantor trust with contributions provided by the Company which are intended to be currently taxable to the employee (such employees being referred to herein as "Excluded Participants"). Thereafter, the Company will make additional contributions to the Trust upon the furnishing to the Recordkeeper of the annual updated benefit information specified in Section
3.3 in amounts such that the amount of the Fund at such time is not less than the amounts set forth in the preceding


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sentence. The Company may also make contributions prior to a Change of Control provided that the amounts and timing of all such contributions shall be at the discretion of the Company, and the Company shall have no obligation to make contributions prior to a Change of Control in any specific amount or at any specific time.

     A Change of Control of the Company shall be deemed to have occurred if (i) any person (as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on September 23, 2002), is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder, as in effect on September 23, 2002) of 20% or more of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors ("Voting Securities") of the Company, excluding, however, (A) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company; (B) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or an entity controlled by the Company , or (C) any acquisition by the Company, or (D) any acquisition pursuant to a transaction that complies with clauses (A),
(B) and (C) of clause (iii) below; (ii) more than 50% of the members of the Board of Directors of the Company shall not be Continuing Directors (which term, as used herein, means the directors of the Company (A) who were members of the Board of Directors of the Company on September 23, 2002 or (B) who subsequently become directors of the Company and who were elected or designated to be candidates for election as nominees of the Board of Directors, or whose election or nomination for election by the Company's stockholders was otherwise approved, by a vote of


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a majority of the Continuing Directors then on the Board of
Directors but shall not include, in any event, any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14(a)-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors); (iii) the Company shall be merged or consolidated with, or, in any transaction or series of transactions, substantially all of the business or assets of the Company shall be sold or otherwise acquired by, another corporation or entity unless, as a result thereof, (A) the stockholders of the Company immediately prior thereto shall beneficially own, directly or indirectly, at least 60% of the combined Voting Securities of the surviving, resulting or transferee corporation or entity (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries)("Newco") immediately thereafter in substantially the same proportions as their ownership immediately prior to such corporate transaction,
(B) no person beneficially owns (as such terms are used in Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder (as in effect on September 23, 2002)), directly or indirectly, 20% or more of the combined Voting Securities of Newco immediately after such corporate transaction except to the extent that such ownership of the Company existed prior to such corporate transaction and (C) more than 50% of the members of the Board of Directors of Newco shall be Continuing Directors: or (iv) the stockholders of the Company approve a complete liquidation or dissolution of the Company. The Company shall immediately notify the Trustee and the Recordkeeper of any Change of Control. The Trustee may conclusively rely upon such notice and shall have no duty to determine whether a Change of Control has occurred.


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     1.3 The Recordkeeper shall establish and maintain a separate Account for each Participant under the Plan (other than Excluded Participants) in which it shall keep a separate record of the share of the Participant in the Fund. Net investment gains and losses (I.E., appreciation or depreciation in the value of assets, income and losses) shall be allocated by the Recordkeeper proportionately among Participants' Accounts. The Company shall certify to the Recordkeeper and the Participant at the time of each contribution to the Fund the amount of such contribution being made in respect of the Participant. The Fund shall be revalued by the Trustee semiannually as of the last business day of each June and December at current market values, as determined by the Trustee, which shall promptly deliver a copy of such semiannual valuation to the Recordkeeper. The Recordkeeper shall deliver to the Company and the Participant or Beneficiary of the Participant for whom the Account has been established the semiannual statement of the Account reflecting such revised valuation.

                                   ARTICLE II

     2.1 Notwithstanding any provision in this Agreement to the contrary, if at any time while the Trust is still in existence the Company becomes insolvent (as defined herein), the Trustee shall upon receipt of written notice thereof suspend the payment of all benefits from the Fund and shall thereafter hold the Fund in suspense until it receives a court order directing the disposition of the Fund; provided, however, the Trustee may deduct or continue to deduct its fees and expenses and other expenses of the Trust, including taxes and the Recordkeeper's fees and expenses, pending the receipt of such court order. The Company shall be considered to be insolvent if (a) it is unable to pay its debts as they fall due or (b) bankruptcy or insolvency proceedings are initiated by its creditors or the Company or any third party under the Bankruptcy


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Act of the United States or the bankruptcy laws of any state alleging that the
Company is insolvent or bankrupt. By its approval and execution of this Agreement, the Company represents and agrees that its Board of Directors and Chief Executive Officer, as from time to time acting, shall have the responsibility to give to the Trustee prompt written notice of any event of the Company's insolvency and the Trustee shall be entitled to rely thereon to the exclusion of all directions or claims to pay benefits thereafter made. Absent such notice, the Trustee shall have no responsibility for determining whether the Company has become insolvent. If after an event of insolvency, the Company later becomes solvent without the entry of a court order concerning the disposition of the Fund, the Company shall by written notice so inform the Trustee and the Trustee shall thereupon resume all its duties and responsibilities under this Agreement without regard to this Section 2.1 until and unless the Company again becomes insolvent as such term is defined herein. If the Trustee has suspended payments pursuant to this Section 2.1 and thereafter resumes payments pursuant to a court order or notice from the Company as set forth in the preceding sentence, the Recordkeeper shall direct the Trustee to pay any benefits payable with respect to the Participant that have not been paid during the period of suspension which shall then immediately be paid, together with interest thereon calculated by the Recordkeeper on the basis of the return earned during such period of suspension by the Diversified Assets Portfolio of The Northern Institutional Funds.

     2.2 The Company represents and agrees that the Trust established under this Agreement does not fund and is not intended to fund the Plan, or any other employee benefit plan or program of the Company. Such Trust is and is intended to be a depository arrangement with the Trustee for the setting aside of cash and other assets of the Company for the meeting of


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part or all of its future obligations to the Participants and their
Beneficiaries under the Plan. The purpose of this Trust is to provide a fund from which retirement benefits may be payable under the Plan and as to which Plan Participants with Accounts hereunder and their Beneficiaries may, by exercising the procedures set forth herein, have access to some or all of their benefits as such become due without having the payment of such benefits subject to the administrative control of the Company unless the Company becomes insolvent as defined in Section 2.1. The Company further represents that the Plan is a deferred compensation plan for a select group of management and highly compensated employees and as such is exempt from the application of the Employee Retirement Income Security Act of 1974 ("ERISA") except for the disclosure requirements applicable to such plan for which the Company bears full responsibility as to compliance. The Company further represents that the Plan is not qualified under Section 401 of the United States Internal Revenue Code and therefore is not subject to any of the Code requirements applicable to tax-qualified plans.

                                   ARTICLE III

     3.1 Hewitt Associates LLC is hereby appointed as Recordkeeper under this Agreement. It is herein recognized that said Recordkeeper is also acting as the independent consulting actuary of the Company with respect to the Plan and that the Trustee shall have no responsibility hereunder for the continued retention of Hewitt Associates LLC, or any responsibility assigned to the Recordkeeper or its performance. In the event the Company replaces or no longer uses said firm as its independent consulting actuary, the Company in its sole discretion may, but need not, designate a new Recordkeeper or may continue to use the same Recordkeeper; or in the event said firm does not accept its designation as Recordkeeper or


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accepts said designation and subsequently resigns, the Company shall designate a new Recordkeeper; provided, however, any Recordkeeper shall be independent of the Company. A Recordkeeper must be a national actuarial consulting firm or a "Big 5" accounting firm or other national accounting firm. In the event any such firm refuses to act as the Recordkeeper, the Company shall appoint as the Recordkeeper a law firm of at least 100 lawyers. The Company shall pay to the Recordkeeper all fees and expenses of the Recordkeeper and shall indemnify and hold the Trustee harmless for any actions or omissions of said Recordkeeper and shall indemnify and hold the Recordkeeper harmless for any actions or omissions of the Trustee. Such fees and expenses shall be a charge on the Fund and shall constitute a lien in favor of the Recordkeeper until paid by the Company. The Recordkeeper shall be paid for its services at rates comparable to the rates the Recordkeeper charges for comparable services to its other clients.

     3.2 Except for the records dealing solely with the Fund and its investment, which shall be maintained by the Trustee, the Recordkeeper shall maintain all the Plan Participant's records contemplated by this Agreement, including the maintenance of the separate Accounts of each Participant as contemplated by this Agreement, records of the Participant's compensation, the amount of his benefits accrued under the Plan, the Participant's Beneficiary designation, the Company's contributions to the Fund and such other records as may be necessary for determining the amount payable to each Participant or his Beneficiary under the Plan. All such records shall be made available promptly upon the request of the Trustee, the Participant or his Beneficiary or the Company. The Recordkeeper shall also prepare and distribute the Participant's annual estimated benefit statements specified in Section 3.3 and shall be responsible for information with respect to payments to the Participants and their Beneficiaries and shall perform such other


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duties and responsibilities as the Company or the Trustee determines is necessary or advisable to achieve the objectives of this Agreement.

     3.3 Upon the establishment of this Trust or as soon thereafter as practicable, the Company shall furnish to the Recordkeeper all the information necessary in order for the Recordkeeper to determine the benefits payable to or with respect to each Participant in the Plan (other than Excluded Participants), including any benefits payable after the Participant's death and the recipient of same and the amount of any applicable federal, state or local withholding taxes with respect thereto. The Company shall regularly, at least annually by March 31 of each year, furnish revised updated information to the Recordkeeper. Based on the foregoing information the Recordkeeper shall prepare an annual estimated benefits statement in respect of each Participant and shall furnish a copy of same to the Participant or his Beneficiary and to the Company by no later than May 15 of each year. In the event the Company refuses or neglects to provide updated Participant information, as contemplated herein, the Recordkeeper shall be entitled to rely upon information furnished to it by the Participant.

     3.4 Upon the direction of the Company or upon the application of a Participant or Beneficiary of a deceased Participant by submission of a Payment Demand Notice in the form attached hereto as Exhibit A, a copy of which shall be delivered by the Recordkeeper to the Company, the Recordkeeper shall prepare and deliver to the Trustee within thirty days of receipt of such direction or application a certification to the Trustee that the Participant's benefits under the Plan have become payable, and shall deliver a copy of such certification to the Company and to the Participant or Beneficiary. In preparing such certification, the Recordkeeper shall obtain updated information from the Company for calculating benefits under the Plan. In the event the


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Company refuses or neglects to provide updated information, the Recordkeeper shall be entitled to rely upon information furnished to it by the Participant. Such certification shall include the amount of such benefits, including benefits referred to in Section 11.8, the manner of payment and the name, address and social security number of the recipient. No later than five days after the receipt of such certification from the Recordkeeper and appropriate federal, state and local tax withholding information provided by the Company, the Trustee shall commence cash distributions from the Fund in accordance therewith to the person or persons so indicated and shall distribute to the Company for remittance to the appropriate taxing authority the amounts of any taxes directed to be withheld, and the Recordkeeper shall charge the Participant's Account established hereunder. The Company shall have sole responsibility for any tax withholdings, filings and reports, and the Trustee shall withhold such amounts from distributions as the Company shall direct. The Company shall have full responsibility for the proper remittance of all withholding taxes to the appropriate taxing authority and shall furnish each Participant or Beneficiary, the Recordkeeper and the Trustee with the appropriate tax information form reporting the amounts of such distributions and any withholding taxes. The certification by the Recordkeeper shall also be updated annually upon receipt by the Recordkeeper of updated benefit information from the Company (or the Participant in the event of the failure of the Company to provide such information) and the annual updated certification shall be delivered to the Company and the Participant or his Beneficiary.

     3.5 The Recordkeeper shall charge all benefits payable from the Fund to a Participant or Beneficiary solely to the Account of such Participant. Upon the payment of all Company liabilities under the Plan to a Participant or Beneficiary for whom an Account has been


                                       11
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established hereunder, the Recordkeeper shall prepare a certification to the
Trustee and to the Company showing the balance, if any, remaining in such Participant's Account. Such balance shall thereupon be reallocated ratably by the Recordkeeper to the Accounts of Participants and Beneficiaries being continued under the Plan (including Accounts which may have previously been reduced to a zero balance) in the ratio that liabilities in respect of each such Participant and Beneficiary under the Plan bear to the total liabilities to all such Participants and Beneficiaries under the Plan (other than Excluded Participants). Upon the payment of all liabilities of the Company under the Plan to Participants and Beneficiaries for whom Accounts have been established hereunder, the Recordkeeper shall prepare a certification to the Trustee and to the Company, and the Trustee shall thereupon hold or distribute the Fund in accordance with the written instructions of the Company. At no time prior to the Company's insolvency, as defined in Section 2.1, or the payment of all liabilities of the Company under the Plan in respect of the Participants and Beneficiaries shall any part of the Fund revert to the Company nor shall any portion of a Participant's Account be used for a purpose other than providing the Participant's benefits under the Plan. The Trustee and the Recordkeeper shall have no responsibility for determining whether any Participant or Beneficiary has died and shall be entitled to rely upon information furnished by the Company or, in the absence of such information from the Company, from the Beneficiary.

     3.6 Nothing provided in this Agreement shall relieve the Company of its liabilities to pay the benefits provided under the Plan except to the extent such liabilities are met by application of Fund assets. It is the intent of the Company to have each Account established hereunder treated as a separate account designed to satisfy in whole or in part the Company's


                                       12
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legal liability under the Plan in respect of the Participant for whom such
Account has been established. The Company, therefore, agrees that all income, deductions and credits of each such Account belong to it as owner for income tax purposes and will be included on the Company's income tax returns.

                                   ARTICLE IV

     4.1 The Company shall provide the Recordkeeper with a complete copy of the Plan and all amendments thereto and of the resolutions of the Board of Directors of the Company approving the Plan and all amendments thereto, promptly upon their adoption. After the execution of this Agreement, the Company shall promptly file with the Trustee and the Recordkeeper a certified list of the names of the officers of the Company and any delegate authorized to act for it. The Company shall promptly notify the Trustee and the Recordkeeper of the addition or deletion of any person's name to or from such list, respectively. Until receipt by the Trustee or the Recordkeeper of notice that any person is no longer authorized so to act, the Trustee or the Recordkeeper may continue to rely on the authority of the person. All certifications, notices and directions by any such person or persons to the Trustee or the Recordkeeper shall be in writing signed by such person or persons. The Trustee and the Recordkeeper may rely on any such certification, notice or direction purporting to have been signed by or on behalf of such person or persons that the Trustee or the Recordkeeper believes to have been signed thereby. The Trustee and the Recordkeeper may rely on any certification, notice or direction of the Company that the Trustee or the Recordkeeper believes to have been signed by a duly authorized officer or agent of the Company. The Trustee and the Recordkeeper shall have no responsibility for acting or not acting in reliance upon any notification believed by


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the Trustee or the Recordkeeper to have been so signed by a duly authorized officer or agent of the Company. The Company shall be responsible for keeping accurate books and records with respect to each Participant, his compensation and his rights and interests in the Fund under the Plan.

     4.2 The Company (which has the authority to do so under the laws of its state of incorporation) shall indemnify The Northern Trust Company, and defend it and hold it harmless from and against any and all liabilities, losses, claims, suits or expenses (including reasonable attorneys' fees) of whatsoever kind and nature which may be imposed upon, asserted against or incurred by The Northern Trust Company at any time (i) by reason of its carrying out its responsibilities or providing services under this Trust Agreement, or its status as Trustee, or by reason of any act or failure to act under the Trust Agreement, except to the extent that any such liability, loss, claim, suit or expense arises directly from Trustee's negligence or willful misconduct in the performance of responsibilities specifically allocated to it under this Trust Agreement or (ii) by reason of the Plan's or Trust's failure to be exempt from Parts 2, 3 and 4 of the Employee Retirement Income Security Act. This paragraph shall survive the termination of this Trust Agreement.

     4.3 The Company shall indemnify and hold harmless the Recordkeeper for any liability or expenses, including without limitation advances for or prompt reimbursement of reasonable fees and expenses of counsel and other agents retained by it, incurred by the Recordkeeper with respect to keeping the records for the Participant's Accounts, reporting thereon to Participants, certifying benefit information to the Trustee, determining the status of Accounts and benefits hereunder and otherwise carrying out its obligations under this


                                       14
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Agreement, other than those resulting from the Recordkeeper's negligence or willful misconduct.

This paragraph shall survive the termination of this Trust Agreement.

                                    ARTICLE V

     5.1 The Trustee shall not be liable in discharging its duties hereunder, including without limitation its duty to invest and reinvest the Fund, if it acts in good faith and in accordance with the terms of this Agreement.

     5.2 The Trustee shall invest the assets of the Fund solely in the Northern Trust Institutional Funds Intermediate Bond Portfolio to the extent such fund is available and otherwise in the Northern Trust Institutional Funds Diversified Asset Portfolio to the extent such fund is available; provided that if neither fund is available, the Trustee shall notify the Company in writing, in which case the Company shall direct the Trustee in writing to invest the assets of the fund in another money market fund managed by the Trustee or an affiliated entity. Subject to such investment restrictions, the Trustee shall have the power and right:

         (a) To receive and hold all contributions made to it by the Company;

         (b) To participate in and use a book-entry system for the deposit and transfer of securities;

         (c) To sell or exchange any property held by it at public or private sale, for cash or on credit, to grant and exercise options for the purchase or exchange thereof, to exercise all conversion or subscription rights pertaining to any such property and to enter into any covenant or agreement to purchase any property in the future;

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         (d) To participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to property held by it and to consent to or oppose any such plan or any action thereunder or any contract, lease, mortgage, purchase, sale or other action by any person;

         (e) To deposit any property held by it with any protective, reorganization or similar committee, to delegate discretionary power thereto, and to pay part of the expenses and compensation thereof and any assessments levied with respect to any such property so deposited;

         (f) To extend the time of payment of any obligation held by it;

         (g) To hold uninvested any moneys received by it, without liability for interest thereon, until such moneys shall be invested, reinvested or disbursed;

         (h) To exercise all voting or other rights with respect to any property held by it and to grant proxies, discretionary or otherwise;

         (i) For the purposes of the Trust, to borrow money from others, including The Northern Trust Company, to issue its promissory note or notes therefor, and to secure the repayment thereof by pledging any property held by it;

         (j) To furnish the Company, the Recordkeeper and the Participants or their Beneficiaries with such information as may be needed for tax or other purposes;

         (k) To employ suitable agents and counsel, who may be counsel to the Company or the Trustee, including, without limitation, Hewitt Associates LLC and PricewaterhouseCoopers

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LLP, and to pay their reasonable expenses and compensation from the Fund to the extent not paid by the Company;

         (l) To cause any property held by it to be registered and held in the name of one or more nominees, with or without the addition of words indicating that such securities are held in a fiduciary capacity, and to hold securities in bearer form;

         (m) To settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trust, respectively, to commence or defend suits or legal proceedings to protect any interest of the Trust, and to represent the Trust in all suits or legal proceedings in any court or before any other body or tribunal; provided, however, that the Trustee shall not be required to take any such action unless it shall have been indemnified by the Company to its full satisfaction against liability or expenses it might incur therefrom;

         (n) To organize under the laws of any state a corporation or trust for the purpose of acquiring and holding title to any property which it is authorized to acquire hereunder and to exercise with respect thereto any or all of the powers set forth herein; and

         (o) Generally, to do all acts, whether or not expressly authorized, that the Trustee may deem necessary or desirable for the protection of the Fund.

     5.3 No person dealing with the Trustee shall be under any obligation to see to the proper application of any money paid or property delivered to the Trustee or to inquire into the Trustee's authority as to any transaction. The Recordkeeper's obligations are limited solely to those explicitly set forth herein and the Recordkeeper shall have no responsibility, authority or

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control, direct or indirect, over the maintenance or investment of the Fund and shall have no obligation in respect of the Trustee or the Trustee's compliance with the Recordkeeper's certifications to the Trustee.

     5.4 The Trustee shall distribute cash from the Fund in accordance with
Article III hereof.

     The Trustee may make any distribution required hereunder by mailing its check for the specified amount to the person to whom such distribution or payment is to be made, at such address as may have been last furnished to the Trustee, or if no such address shall have been so furnished, to such person in care of the Company, or (if so directed by the Company) by crediting the account of such person or by transferring funds to such person's account by bank or wire transfer.

     5.5 If at any time there is no person authorized to act under this Agreement on behalf of the Company, the Board of Directors or the Compensation and Stock Option Committee of the Company shall have the authority to act hereunder.

                                   ARTICLE VI

     6.1 The Company shall pay any federal, state or local taxes on the Fund, or any part thereof, and on the income therefrom.

     6.2 The Company shall pay to the Trustee its reasonable expenses for the management and administration of the Fund, including without limitation advances for or prompt reimbursement of reasonable expenses of counsel and other agents employed by the Trustee, and

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reasonable compensation for its services as Trustee hereunder, the amount of which shall be agreed upon from time to time by the Company and the Trustee in writing; provided, however, that if the Trustee forwards an amended fee schedule to the Company requesting its agreement thereto and the Company fails to object thereto within thirty (30) days of its receipt, the amended fee schedule shall be deemed to be agreed upon by the Company and the Trustee. Such expenses and compensation shall be paid from the Fund unless paid by the Company. Any such expenses and compensation of the Trustee, and any fees and expenses of the Recordkeeper, as provided in Section 3.1, under this Trust shall be satisfied from the assets of each Account in proportion to the assets of each Account.

                                   ARTICLE VII

     7.1 The Trustee shall maintain records with respect to the Fund that show all its receipts and disbursements hereunder. The records of the Trustee with respect to the Fund shall be open to inspection by the Company or its representatives, and the Recordkeeper, at all reasonable times during normal business hours of the Trustee and may be audited not more frequently than once each fiscal year by an independent certified public accountant engaged by the Company; provided, however, the Trustee shall be entitled to additional compensation from the Company in respect of audits or auditors' requests which the Trustee determines to exceed the ordinary course of the usual scope of such examinations of its records.

     7.2 Within a reasonable time after the close of each fiscal year of the Company (or, in the Trustee's discretion, at more frequent intervals), or of any termination of the duties of the

Trustee hereunder, the Trustee shall prepare and deliver to the Company and the Recordkeeper a statement of transactions reflecting its acts and transactions as Trustee during such fiscal year, portion thereof or during such period from the close of the last fiscal year or last statement period to the termination of the Trustee's duties, respectively, including a statement of the then current value of the Fund. Any such statement shall be deemed an account stated and accepted and approved by the Company, and the Trustee shall be relieved and discharged, as if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction, unless protested by written notice to the Trustee within sixty (60) days of receipt thereof by the Company. The Recordkeeper shall also prepare and furnish to the Company a statement of the then current value of each Account.

     The Trustee shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee not previously settled as herein provided or for the determination of any question of construction or for instructions. In any such action or proceeding it shall be necessary to join as parties only the Trustee and the Company (although the Trustee may also join such other parties as it may deem appropriate), and any judgment or decree entered therein shall be conclusive.

                                  ARTICLE VIII

     8.1 The Trustee may resign at any time by delivering written notice thereof to the Company; provided, however, that no such resignation shall take effect until the earlier of (i) sixty (60) days from the date of delivery of such notice to the Company or (ii) the appointment of a successor trustee.

     8.2 The Trustee may be removed at any time by the Company, pursuant to a resolution of the Board of Directors of the Company or Compensation and Stock Option Committee, upon delivery to the Trustee of a certified copy of such resolution and sixty (60) days' written notice of (i) such removal and (ii) the appointment of a successor trustee, unless such notice period is waived in whole or in part by the Trustee.

     8.3 Upon the resignation or removal of the Trustee, a successor trustee shall be appointed by the Company. Such successor trustee shall be a bank or trust company established under the laws of the United States or a state within the United States and having either total assets of at least $15 billion or trust assets of at least $25 billion. Such appointment shall take effect upon the delivery to the Trustee of (a) a written appointment of such successor trustee, duly executed by the Company and (b) a written acceptance by such successor trustee, duly executed thereby. Any successor trustee shall have all the rights, powers and duties granted the Trustee hereunder.

     8.4 If, within sixty (60) days of the delivery of the Trustee's written notice of resignation, a successor trustee shall not have been appointed, the Trustee shall apply to any court of competent jurisdiction for the appointment of a successor trustee. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

     8.5 Upon the resignation or removal of the Trustee and the appointment of a successor trustee, and after the acceptance and approval of its account, the Trustee shall transfer and deliver the Fund to such successor trustee. The Trustee shall not transfer or deliver the Fund to any successor trustee unless and until such successor trustee provides the Trustee with a written certification that it is a bank or trust company having either total assets of at least $15 billion or trust assets of at least $25 billion. The Trustee may conclusively rely on such written certification from the successor trustee that it meets the criteria specified in the immediately preceding sentence.

                                   ARTICLE IX

     9.1 The Trust established pursuant to this Agreement may not be terminated by the Company prior to the payment of all liabilities with respect to all Participants and their Beneficiaries. Upon receipt by the Company of a written certification from the Recordkeeper that all liabilities have been paid with respect to all Participants and their Beneficiaries under the Plan, the Company pursuant to a resolution of its Board of Directors or Compensation and Stock Option Committee may terminate the Trust upon delivery to the Trustee of (a) a certified copy of such resolution, (b) an original certification of the Recordkeeper that all such liabilities have been paid and (c) a written instrument of termination duly executed and acknowledged in the same form as this Agreement. Notwithstanding the above, the Trust shall terminate on the date on which there are no longer any assets held in the Trust.

     9.2 Upon the termination of the Trust in accordance with Section 9.1, the Trustee shall, after the acceptance and approval of its account, distribute any remaining portion of the Fund to the Company. Upon completing such distribution or when there are no assets remaining in the Trust, the Trustee shall be relieved and discharged. The powers of the Trustee shall continue as long as any part of the Fund remains in its possession.

                                    ARTICLE X

     10.1 This Agreement may be amended, in whole or in part, at any time and from time to time, by the Company pursuant to a resolution of the Board of Directors or Compensation and Stock Option Committee thereof, a certified copy of which shall be delivered to the Trustee, and by a written instrument duly executed by the Company, the Trustee and the Recordkeeper in the same form as this Agreement; provided, however, that no amendment shall be effective that provides for using the assets of the Trust or any Account for a purpose other than set forth in this Agreement unless and until all Plan liabilities to Participants and Beneficiaries have been satisfied, as certified to in writing by the Company (upon which certification the Trustee may conclusively rely without further inquiry); and provided further that the investments that the Trustee is required to make pursuant to the second sentence of Section 5.2 may not be changed subsequent to a Change of Control.

                                   ARTICLE XI

     11.1 This Agreement shall be construed and interpreted under, and the Trust hereby created shall be governed by, the laws of the State of Illinois. All contributions to the Trustee shall be deemed to take place under the laws of the State of Illinois.

     11.2 Neither the gender nor the number (singular or plural) of any word shall be construed to exclude another gender or number when a different gender or number would be appropriate.

     11.3 No right or interest of any Participant or Beneficiary under the Plan or in the Fund shall be transferable or assignable or shall be subject to alienation, anticipation or encumbrance, and no right or interest of any Participant or Beneficiary in the Plan or in the Fund shall be subject to any garnishment, attachment or execution. Notwithstanding the foregoing, the Fund shall at all times remain subject to claims of creditors of the Company in the event the Company becomes insolvent as provided in Section 2.1.

     11.4 The Company agrees that by the establishment of this Trust it hereby foregoes any judicial review of certifications by the Recordkeeper as to the benefits payable to any persons hereunder. If a dispute arises as to the amounts or timing of any such benefits or the persons entitled thereto under this Agreement, the Company agrees that such dispute shall be resolved by binding arbitration proceedings initiated in accordance with the rules of the American Arbitration Association and that the results of such proceedings shall be conclusive and shall not be subject to judicial review. It is expressly understood that pending the resolution of any such dispute, payment of benefits shall be made and continued by the Trustee in accordance with the certification of the Recordkeeper and that the Trustee and the Recordkeeper shall have no liability with respect to such payments. The Company also agrees to pay the entire cost of any arbitration or legal proceeding with respect to any dispute regarding the amounts or timing of benefits or the persons entitled thereto initiated by the Company, the Trustee or any Participant or Beneficiary in the event the Participant is deceased, including the legal fees of the Trustee or the Participant or Beneficiary, regardless of the outcome of such proceeding and until so paid the expenses thereof shall be a charge on and lien against the Fund. The foregoing in no way limits the Trustee's right to proceed in a court of law with respect to any dispute affecting its rights, duties and responsibilities.

     11.5 This Agreement shall be binding upon and inure to the benefit of any successor to the Company or its business as the result of merger, consolidation, reorganization, transfer of assets or otherwise and any subsequent successor thereto. In the event of any such merger, consolidation, reorganization, transfer of assets or other similar transaction, the successor to the Company or its business or any subsequent successor thereto shall promptly notify the Trustee in writing of its successorship and furnish the Trustee and the Recordkeeper with the information specified in Section 4.1 of this Agreement. In no event shall any such transaction described herein suspend or delay the rights of the Plan Participants or the Beneficiaries of deceased Participants to receive benefits hereunder.

     11.6 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute only one Agreement.

     11.7 All notices and other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when actually delivered to the respective addresses set forth below:

     Company:                FORTUNE BRANDS, INC.
                             300 Tower Parkway
                             Lincolnshire, IL 60069

                             Attn:  Corporate Secretary

     Trustee:                The Northern Trust Company
                             Attn: Martin Mulcrone (or current RM for
                                   Fortune Brands)
                             50 South LaSalle Street
                             Chicago, Illinois 60675

     Recordkeeper:           Hewitt Associates LLC
                             311 South Wacker Drive, Suite 2100
                             Chicago, IL 60606

                             Attn: Beth Kirk Malecki

or at such other address as such person may specify in writing by notice as set forth above to the other persons listed above. Notices to a Participant or Beneficiary shall be sent to the most current address of the Participant or Beneficiary set forth on the records of the Company.

     11.8 As and to the extent provided under the Plan, in the event any Participant or his Beneficiary is determined to be taxable on any amount in his Account prior to the time of actual receipt thereof, a distribution shall be made by the Trustee, as directed by the Recordkeeper, to the Participant or his Beneficiary in an amount sufficient to pay such tax. An amount in the Account shall be determined to be taxable upon the receipt of: (a) a final determination by the United States Internal Revenue Service or state or local taxing authority which is not appealed to the courts; (b) a final determination by a court of competent jurisdiction; or (c) an opinion of Chadbourne & Parke LLP, addressed to the Company, the Trustee, the Recordkeeper and the Participant or his Beneficiary, that amounts in the Account are taxable to the Participant or Beneficiary prior to actual receipt thereof. The amount to be distributed shall be the amounts of tax as determined by such taxing authority or court, or as calculated by Chadbourne & Parke LLP in connection with its opinion, as the case may be. Any distributions from the Fund to any Participant or Beneficiary under this
Section 11.8 shall be applied in accordance with the Plan as an offset to the benefits, if any, thereafter payable under the Plan.

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to
be duly executed as of the      day of      ,      .

     Attest:                 FORTUNE BRANDS, INC.

                             By: ______________________________________________

                             Print Name:_______________________________________

                             Title:____________________________________________


     Attest:                 THE NORTHERN TRUST COMPANY

                             By: ______________________________________________

                             Print Name:_______________________________________

                             Title:____________________________________________


     Witness:                HEWITT ASSOCIATES LLC

                             By: ______________________________________________

                             Print Name:_______________________________________

                             Title:____________________________________________

                                    EXHIBIT A

HEWITT ASSOCIATES LLC
311 South Wacker Drive, Suite 2100
Chicago, Illinois 60606

Attn:

                          FORM OF PAYMENT DEMAND NOTICE

NAME OF PARTICIPANT:


ADDRESS:


PHONE:


SSN OF PARTICIPANT:


The undersigned hereby demands payment of the amount to which he is entitled under the Fortune Brands, Inc. Supplemental Plan pursuant to the Trust Agreement
dated as of      ,      among FORTUNE BRANDS, INC., THE NORTHERN TRUST COMPANY
and HEWITT ASSOCIATES LLC.

                                             -----------------------------------
                                             [NAME OF PARTICIPANT]